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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      January 27, 2000


                            U.S. HOMECARE CORPORATION

             (Exact Name of Registrant as Specified in its Charter)



           New York                     0-19240                13-2853680
(State or Other Jurisdiction of    (Commission File No.)    (IRS Employer
Incorporation)                                            Identification Number)



Two Hartford Square West, Suite 300, Hartford, CT                06106
   (Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code   (860) 278-7242



                                 Not Applicable

          (Former name or former address, if changed since last report)
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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      U.S. HOMECARE CORPORATION
                                      ------------------------------------------
                                      (Registrant)

January 27, 2000                         By: /s/ Sophia Bilinsky
----------------                             -----------------------------------
                                                 Sophia Bilinsky
                                                 President and
                                                 Chief Executive Officer

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ITEM 5.           OTHER EVENTS

         Reference is made to the press release of Registrant, issued on January 27, 2000, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1